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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22144

Voya Infrastructure, Industrials and Materials
Fund (Formerly ING Infrastructure, Industrials
and Materials Fund)

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange
Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: February 28

Date of reporting period: August 31, 2014

Item 1.     Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

August 31, 2014

Voya Infrastructure, Industrials and Materials Fund

(formerly, ING Infrastructure, Industrials and Materials Fund)

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com	VoyaTM Investment Management was formerly ING U.S. Investment Management

Managed Distribution Policy

The Fund was granted exemptive relief by the U.S. Securities and Exchange Commission (the “Order”), which under the Investment Company Act of 1940, as amended (the “1940 Act”), permits the Fund to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than once per taxable year (“Managed Distribution Policy”). Pursuant to the Order, the Fund’s Board of Trustee’s (the “Board”) approved the Managed Distribution Policy and the Fund adopted the policy which allows the Fund to make periodic distributions of long-term capital gains.

Under the Managed Distribution Policy, the Fund makes quarterly distributions of an amount equal to $0.405 per share. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan.

The Managed Distribution Policy will be subject to periodic review by the Fund’s Board and the Board may amend or terminate the Managed Distribution Policy at any time without prior notice to the Fund’s shareholders; any such change or termination may have an adverse effect on the market price of Fund’s shares.

The Fund may distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may include a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amounts and sources of distribution and other related information. The amounts and sources of the distributions contained in a notice and press release are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

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Just go to www.voyainvestments.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

Voya Infrastructure, Industrials and Materials Fund (the “Fund”) is a diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IDE.” The Fund’s investment objective is total return through a combination of current income, capital gains and capital appreciation.

The Fund seeks to achieve its investment objective by investing in companies that own and/or operate infrastructure facilities in the infrastructure sector, and in a broad range of companies, principally in the industrials and materials sector that ING Investment Management Co. LLC (the “Sub-Adviser”) believes will benefit from the building, renovation, expansion and utilization of infrastructure. Under normal market conditions the Fund will also seek to secure gains and enhance the stability of returns over a market cycle by writing (selling) call options on selected indices and/or exchange-traded funds.

For the period ended August 31, 2014, the Fund made quarterly distributions totaling $0.81 per share, which were characterized of $0.38 per share net realized gain and $0.43 per share net investment income.

Based on net asset value (“NAV”), the Fund provided a total return of 3.81% for the period ended August 31, 2014.(1) (2) This NAV return reflects a decrease in the Fund’s NAV from $19.33 on February 28, 2014 to $19.19 on August 31, 2014. Based on its share price, the Fund provided a total return of 8.65% for the period ended August 31, 2014.(2) (3) This share price return reflects an increase in the Fund’s share price from $17.39 on February 28, 2014 to $18.07 on August 31, 2014.

The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the market and the Fund’s performance.

At Voya our mission is to help you grow and protect your wealth, by offering you and your financial advisor a range of global investment solutions. We invite you to visit our website at www.voyainvestments.com. Here you will find current information on our investment products and services, including our open- and closed-end funds and our retirement portfolios. You will see that Voya offers a broad range of equity, fixed income and multi-asset strategies that aim to fulfill a variety of investor needs.

On May 1, 2014, ING U.S. Investment Management changed its name to Voya Investment Management. Our new name reminds us that a secure financial future is about more than just reaching a destination — it’s about positive experiences along the way. It’s also about continuity: there will be no changes in terms of investment processes or the services we provide to you, our clients. As part of the transition to our new name, we are building upon our commitment to be a reliable partner committed to reliable investing.

Thank you for trusting Voya with your investment assets. We look forward to serving you in the months and years ahead.

Sincerely,

Shaun P. Mathews

Executive Vice President

Voya Family of Funds

October 1, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your Investment Professional or the Fund’s Shareholder Service Department at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.
(2)	Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.
(3)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

1

Market Perspective: Six Months Ended August 31, 2014

Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends had ended 2013 at a record high, with investor sentiment having reconciled itself to the tapering of the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases.

There was still plenty to worry about however, and by February 3, 2014, the Index slumped almost exactly 5%. A cold and snowy winter was depressing hiring and other key statistics like durable goods orders and home sales. Yet it took only 18 days to erase the loss, despite new political turmoil that flared in Eastern Europe as Russia annexed Crimea. By the start of our fiscal year the Index was up 0.83% in 2014 and in the next six months added a further 6.53%. (The Index returned 5.61% for the six-months ended August 31, 2014, measured in U.S. dollars.)

With the improvement in the season came a pick-up in the data. Employment reports started to look much better and the August bulletin reported the sixth consecutive month in which more than 200,000 jobs had been created. Purchasing managers’ activity indices were on the rise. New and existing home sales remained strong, at least on a year over year basis. While the pace of home price increases was moderating, the S&P/Case-Shiller 20-City Composite Home Price Index still managed an 8.1% rise in the 12 months through June. In August, one measure of consumer confidence reached the highest since October 2007. Meanwhile the Fed continued to taper and August ended with the pace of bond purchases down to $25 billion per month.

First quarter growth in gross domestic product (“GDP”) was originally reported as a tiny gain, only to be revised to a small loss. Yet on June 25, when it was again revised down, this time sharply to -2.9%, the worst since the first quarter of 2009, markets seemed to shrug it off as the encapsulation of a weather-driven anomaly, now fading into memory. As if to underline the improved conditions, second quarter GDP was reported to have grown at 4.2% annualized, while the first quarter’s growth was finally revised to a milder -2.1%.

As the half-way point in the fiscal year approached however, the nagging concern about the underlying strength of the recovery was wages. Fed Chairwoman Janet Yellen at that time observed that labor markets still have further to heal before their economies can weather increases in interest rates. In the U.S. context, she meant that an upsurge in job creation and a fall in the unemployment rate to 6.2% had not been accompanied by an acceleration in wage growth. Average hourly wage growth is languishing at about 2.0% per annum, not much more than half of the 3-4% which Ms. Yellen said she would expect in this situation. Since wage earners tend to spend a relatively large proportion of their incomes, lagging wages dampen personal spending over all. Personal spending in the U.S. actually fell slightly in July compared to June.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds added 2.74% in the first half of the fiscal year. The Barclays Long Term U.S. Treasury sub-index, having dropped 12.66% in 2013, more than recovered this in the calendar year through August and soared 10.27% in the last six months. The over-all Barclays U.S. Treasury Bond sub-index only returned 1.96%: evidence of a flattening Treasury yield curve. The Barclays U.S. Corporate Investment Grade Bond sub-index gained 4.15% and interestingly outperformed the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), which returned 2.89%.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 8.84% in the first half of the fiscal year, closing at an all-time high, having breached the 2000 level for the first time on August 25. Energy was the best performing sector with a gain of 13.43%, followed by technology, 12.66%. The worst were consumer discretionary, which managed only 3.77% and industrials, 4.76%. Record operating earnings per share for S&P 500® companies in the second quarter of 2014 were supported by low interest rates, slow wage growth and a high level of share buy-backs.

In currencies, the dollar gained against other major currencies over the six months. The dollar added 5.1% against the euro, as European Central Bank President Draghi’s embrace of quantitative easing for the euro zone became tighter in the face of progressively weak economic data. The dollar edged up 0.89% on the pound, which slipped from a multi-year high as the chances of an early interest rate increase receded. The dollar rose 2.25% against the yen, after Japan’s disappointing decline in second quarter GDP growth, among other weaker-than-expected reports.

In international markets, The MSCI Japan® Index bounced 5.44% for the fiscal half year, boosted by the Government Pension Investment Fund’s anticipated shift into Japanese equities, and despite the perception that the government’s fiscal and monetary stimulus was fading. The MSCI Europe ex UK® Index gained just 2.19%. Growth in the euro zone stalled in the second quarter, with unemployment still stubbornly high at 11.5% and annual inflation dangerously faint at 0.3%. Markets were supported however, by the possibility that this might lead to U.S./UK/Japan-style quantitative easing. The MSCI UK® Index did not do much better, rising 2.69%. Returns were held back by heavily weighted laggards among retailers, banks, miners and telecoms. GDP in the second quarter of 2014 grew by 3.2% from a year earlier, while unemployment continued to fall, but concerns persisted about a housing price bubble and overstretched consumers.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI All Country World® Index	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

3

Portfolio Managers’ Report	Voya Infrastructure, Industrials and Materials Fund

Geographic Diversification as of August 31, 2014 (as a percentage of net assets)

United States	46.9%
Japan	6.4%
Germany	6.1%
United Kingdom	5.8%
Netherlands	5.2%
China	4.5%
Australia	3.6%
France	3.5%
Sweden	3.1%
Brazil	2.3%
Countries between 0.8%-2.1%^	10.6%
Assets in Excess of Other Liabilities*	2.0%
Net Assets	100.0%

* Includes short-term investments.

^ Includes 8 countries, which each represents 0.8%-2.1% of net assets.

Portfolio holdings are subject to change daily.

Voya Infrastructure, Industrials and Materials Fund* (the “Fund”) seeks total return through a combination of current income, capital gains and capital appreciation.

The Fund seeks to achieve its investment objective by investing in companies that own and/or operate infrastructure facilities in the infrastructure sector, and in a broad range of companies, principally in the industrials and materials sectors, that the Sub-Adviser believes will benefit from the building, renovation, expansion and utilization of infrastructure.

Portfolio Management: The Fund is managed by Martin Jansen, Brian Madonick, Joseph Vultaggio, Paul Zemsky and Frank van Etten, Portfolio Managers, Voya Investment Management Co. LLC — the Sub-Adviser.

Equity Portfolio Construction: Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its managed assets in the equity securities of, or derivatives having economic characteristics similar to the equity securities of, issuers in three broad market sectors — infrastructure, industrials and materials.

The Sub-Adviser seeks to construct a diversified equity portfolio of 60 to 100 equity securities, with a focus on companies that will potentially benefit from increased government and private spending in six areas: power, construction, materials, communications, transportation and water.

The Sub-Adviser has constructed a broad universe of approximately 1,500 global companies that operate in industries which are related to its six investment areas. The Sub-Adviser will seek to identify, through bottom-up fundamental research, companies that it believes to be undervalued relative to their business fundamentals and outlook, and whose revenues or growth in revenues are driven by infrastructure spending.

Top Ten Holdings as of August 31, 2014* (as a percentage of net assets)

BHP Billiton Ltd.	2.8%
Siemens AG	2.2%
Union Pacific Corp.	2.2%
LyondellBasell Industries NV – Class A	2.0%
Honeywell International, Inc.	2.0%
Caterpillar, Inc.	1.9%
General Dynamics Corp.	1.8%
National Oilwell Varco, Inc.	1.8%
Schlumberger Ltd.	1.7%
BASF AG	1.7%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

The Sub-Adviser seeks to invest in companies with the following characteristics:

1. Good growth prospects;

2. Resilient earnings potential across market cycles;

3. Disciplined capital allocation management; and

4. Strong competitive position.

Options Strategy: Under normal market conditions the Fund will also seek to secure gains and enhance the stability of returns over a market cycle by writing (selling) call options on selected indices and/or exchange-traded funds (“ETFs”).

The underlying value against which such calls will be written may vary depending on the cash flow requirements of the portfolio and on the Sub-Adviser’s assessment of market conditions, generally within a range of 15% to 50%.

The Fund expects to write (sell) call options primarily with shorter maturities (typically ten days to three months until expiration) generally, “at-the-money,” “out-of-the-money” or “near-the-money,” in exchange-listed option markets or over-the-counter markets with major international banks, broker-dealers and financial institutions. The Fund may also write (sell) call options on either the value of subsets of stocks in its portfolio or selected equity securities held in its portfolio.

Performance: Based on net asset value (“NAV”), the Fund provided a total return of 3.81% for the period ended August 31, 2014.(1) This NAV return reflects a decrease in the Fund’s NAV from $19.33 on February 28, 2014 to $19.19 on August 31, 2014. Based on its share price, the Fund provided a total return of 8.65% for the period ended August 31, 2014.(1) This share price return reflects an increase in the Fund’s share price from $17.39 on February 28, 2014 to $18.07 on August 31, 2014. The Fund is not benchmarked to an index but uses the MSCI All Country World IndexSM as a reference index, which returned 6.53% for the reporting period. During the period, the Fund made quarterly distributions totaling $0.81 per share, which were characterized as $0.38 per share net realized gain and $0.43 per share net investment income. As of August 31, 2014, the Fund had 19,805,000 shares outstanding.

Portfolio Specifics: While global equity markets trended upwards for the period, there were considerable regional divergences. Emerging markets and Asia Pacific ex-Japan performed strongly, after weakness through March, as Chinese growth and emerging currencies stabilized, while European stocks were down marginally due to concerns that the European recovery was not gaining

4

Voya Infrastructure, Industrials and Materials Fund (continued)	Portfolio Managers’ Report

adequate traction to justify current valuations. The tense stand-off in the Ukraine also undermined confidence. North America continued to advance steadily due to solid economic growth prospects, while Japan recovered after an April sales tax hike proved to be not as impactful as feared. Globally, the energy, information technology and utilities sectors were especially strong, while consumer discretionary, industrials and material stocks lagged.

Equity Portfolio(2): At the Fund level, the focus on industrial and material stocks constituted a headwind, as these sectors were laggards versus the broader global markets. The equity component of the Fund underperformed its benchmark, due principally to an adverse selection result from the industrials component, which constitutes more than 50% of the portfolio. Selection in energy services and telecommunication services also impacted negatively, but added value in utilities and materials. Regionally, the positioning in Europe detracted the most from performance; positioning in North America also detracted somewhat. Stock selection in emerging markets and developed Asia ex-Japan added value. Based upon the six themes according to which the Fund stratifies its investment universe (communications, construction, food and water, materials, power and transportation), stock selection in the power, communications and construction segments detracted from results, whereas stock selection and allocation added modest value in the materials segment.

Options Portfolio: During the period, the Fund generated premiums and sought gains by writing (selling) call options on a select combination of exchange-traded funds (“ETFs”): iShares MSCI EAFE, Industrial Select Sector SPDR®, Material Select Sector SPDR® and iShares MSCI Emerging Markets. The underlying ETFs for the call options are selected by an optimization process which seeks to track the underlying equity portfolio as closely as possible. The coverage ratio was approximately 35% throughout the period. Strike prices of the options written were typically at or near the money, and the average expiration dates were between four and five weeks. Market volatility for the period was low by historical standards and remained relatively stable at those levels for the period. Overall, the option activities during the period detracted from the Fund’s return, as the level of premiums received fell marginally short of the outflows on the expiry of the options.

Current Strategy and Outlook: In our opinion, international developed stock markets are fairly priced. While Europe has embarked on a slow recovery after a protracted and deep recession and the Japanese economy has responded to aggressive monetary easing, we believe valuations are now generally factoring in a solid earnings recovery. Assuming the global recovery remains on track and Europe responds to its recent monetary stimulus, we believe there is some potential to beat earnings estimates, so we remain reasonably constructive on the market outlook, although price gains are unlikely to match the recent strong performance. Growth has slowed markedly in most emerging markets, but appears to be stabilizing in key emerging economies. The structural growth issues facing the developed world are expected to improve gradually, albeit with some periodic setbacks, in our opinion. Longer term, emerging economies continue to have an acute need to accelerate infrastructure development, which, in our view, suggests the Fund’s themes remain secularly well-positioned. We believe companies linked to infrastructure spending continue to be well positioned for above-average long-term growth, in a global market where secular growth in the developed world is expected to remain relatively scarce. While volatility is lower than in recent years, we believe the Fund may continue to benefit from its call-writing activities.

*	Effective May 1, 2014, the Fund was renamed “Voya Infrastructure, Industrials and Materials Fund.” Additionally, the Sub-Adviser was renamed Voya Investment Management Co. LLC.

(1)	Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.

(2)	For the practical management of the equity portfolio, we have identified the universe of companies whose businesses, we believe, fall within the six themes underlying the investment philosophy of the Fund: communications, construction, food and water, materials, power and transportation. This universe is updated periodically. As of August 31, 2014, it consists of nearly 773 companies based in over 46 countries. By market capitalization of the shares of those companies, approximately 47% of the universe is based in North America, 28% in Europe, 15% in the developed economies of the Asia Pacific region and 10% in emerging markets. The principal sector weights of this universe are Industrials at 39%, Materials 20%, Utilities 13%, Telecommunications 16% and Energy 7%. Aside from indicating the opportunity set from which we select securities, the performance of this universe provides an internal reference benchmark against which the actual performance of the Fund’s equity portfolio can be compared.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance data represents past performance and is no guarantee of future results. Past performance is not indicative of future results. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. Investors cannot invest directly in an index.

5

STATEMENT OF ASSETS AND LIABILITIES as of August 31, 2014 (Unaudited)

ASSETS:
Investments in securities at fair value*	$372,626,437
Short-term investments at fair value**	8,951,000
Total investments at fair value	$381,577,437
Cash	802
Foreign currencies at value***	652,023
Receivables:
Dividends	509,129
Foreign tax reclaims	386,995
Prepaid expenses	935
Other assets	2,908
Total assets	383,130,229
LIABILITIES:
Payable for investment management fees	317,719
Payable for administrative fees	31,772
Payable to trustees under the deferred compensation plan (Note 6)	2,908
Payable for trustee fees	1,906
Other accrued expenses and liabilities	129,650
Written options, at fair value^	2,613,098
Total liabilities	3,097,053
NET ASSETS	$380,033,176

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$294,864,571
Distributions in excess of net investment income	(17,307)
Accumulated net realized gain	18,506,179
Net unrealized appreciation	66,679,733
NET ASSETS	$380,033,176

* Cost of investments in securities	$305,245,226
** Cost of short-term investments	$8,951,000
*** Cost of foreign currencies	$670,579
^ Premiums received on written options	$1,943,744

Net assets	$380,033,176
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	19,805,000
Net asset value	$19.19

See Accompanying Notes to Financial Statements

6

STATEMENT OF OPERATIONS for the six months ended August 31, 2014 (Unaudited)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$6,414,340
Total investment income	6,414,340

EXPENSES:
Investment management fees	1,921,681
Transfer agent fees	9,859
Administrative service fees	192,166
Shareholder reporting expense	27,838
Registration fees	2,824
Professional fees	33,540
Custody and accounting expense	58,461
Trustee fees	5,718
Miscellaneous expense	14,977
Interest expense	1,168
Total expenses	2,268,232
Net investment income	4,146,108

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	25,455,719
Foreign currency related transactions	(41,114)
Written options	(412,819)
Net realized gain	25,001,786
Net change in unrealized appreciation (depreciation) on:
Investments	(16,010,668)
Foreign currency related transactions	(53,268)
Written options	115,019
Net change in unrealized appreciation (depreciation)	(15,948,917)
Net realized and unrealized gain	9,052,869
Increase in net assets resulting from operations	$13,198,977

* Foreign taxes withheld	$293,682

See Accompanying Notes to Financial Statements

7

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Six Months Ended August 31, 2014	Year Ended February 28, 2014
FROM OPERATIONS:
Net investment income	$4,146,108	$9,549,793
Net realized gain	25,001,786	2,237,501
Net change in unrealized appreciation (depreciation)	(15,948,917)	40,679,480
Increase in net assets resulting from operations	13,198,977	52,466,774

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(8,434,074)	(5,734,961)
Net realized gains	(7,607,976)	(4,027,571)
Return of capital	—	(22,321,568)
Total distributions	(16,042,050)	(32,084,100)

FROM CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions	—	—
Net increase (decrease) in net assets	(2,843,073)	20,382,674

NET ASSETS:
Beginning of year or period	382,876,249	362,493,575
End of year or period	$380,033,176	$382,876,249
Undistributed (distributions in excess of) net investment income at end of year or period	$(17,307)	$4,270,659

See Accompanying Notes to Financial Statements

8

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Per Share Operating Performance														Ratios and Supplemental Data
			Income (loss)
			from
			investment													Ratios to average
			Operations				Less Distributions									net assets
	Net asset value, beginning of year or period		Net investment income gain (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Market value, end of year or period	Total investment return at net asset value(1)	Total investment return at market value(2)	Net assets, end of year or period	Gross expenses prior to expense waiver(3)	Net expenses after expense waiver(3) (4)		Net investment income (loss) after expense waiver(3) (4)		Portfolio turnover rate
Year or
period ended	($)		($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	($000’s)	(%)	(%)		(%)		(%)
08-31-14	19.33		0.21	•	0.46	0.67	0.43	0.38	—	0.81	19.19	18.07	3.81	8.65	380,033	1.18	1.18		2.16		29
02-28-14	18.30		0.48		2.17	2.65	0.29	0.20	1.13	1.62	19.33	17.39	16.14	7.90	382,876	1.19	1.19		2.63		32
02-28-13	19.91		0.28	•	(0.18)	0.10	0.30	0.20	1.21	1.71	18.30	17.72	1.27	4.02	362,494	1.19	1.19		1.57		25
02-29-12	22.64		0.25	•	(1.18)	(0.93)	0.39	1.38	0.03	1.80	19.91	18.77	(3.31)	2.26	394,265	1.21	1.21		1.27		22
02-28-11	19.20		0.19		5.05	5.24	0.11	—	1.69	1.80	22.64	20.18	29.54	10.84	448,399	1.19	1.19	†	0.97	†	50
01-26-10(5) -
02-28-10	19.06	(6)	(0.00	)*•	0.14	0.14	—	—	—	—	19.20	20.00	0.73	0.00	355,377	1.42	1.25	†	(0.12	)†	2

(1)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(2)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, leverage expenses and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)	Commencement of operations.

(6)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share and the offering costs of $0.04 per share paid by the shareholder from the $20.00 offering price.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

9

NOTES TO FINANCIAL STATEMENTS as of August 31, 2014 (Unaudited)

NOTE 1 — ORGANIZATION

Voya Infrastructure, Industrials and Materials Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.

Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. The Investment Adviser has engaged Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC) (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Funds Services, LLC (formerly, ING Funds Services, LLC) (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the Administrator to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”). Investments in securities of sufficient credit quality, maturing 60 days or less from date of acquisition, are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities that are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its NAV may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE Euronext (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on

10

NOTES TO FINANCIAL STATEMENTS as of August 31, 2014 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes; (2) industry models with objective inputs; or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security or index. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued using industry models with objective inputs at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When the Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities nor can it be assured the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.

For the period ended August 31, 2014, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are

11

NOTES TO FINANCIAL STATEMENTS as of August 31, 2014 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.

C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D. Distributions to Shareholders. The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. Such quarterly distributions may also consist of a return of capital. Under the Managed Distribution Policy, the Fund may make periodic distributions of long-term capital gains more frequently than once per taxable year. On January 15, 2014, the Fund paid its first dividend under the Fund’s new, managed distribution policy. Prior to the managed distribution policy, the Fund paid distributions pursuant to a level rate distribution policy. Under its former policy and consistent with 1940 Act, as amended, the Fund could not distribute long-term capital gains, as defined in the IRS Code of 1986, more often than once in any one taxable year. The Fund received exemptive relief from the SEC that permits the Fund to distribute long-term capital gains more often than once in one taxable year. After consideration by the Fund’s Board, the Fund adopted the current managed distribution policy which allows the Fund to make periodic distributions of long-term capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. GAAP for investment companies.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of quarterly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions

12

NOTES TO FINANCIAL STATEMENTS as of August 31, 2014 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

taken on federal income tax returns for all open tax years in making this determination.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Risk Exposures and the use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the U.S. dollar appreciates against the currency, while the U.S. dollar value will increase as the U.S. dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Sub-Adviser. As of the date of this report, interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their

13

NOTES TO FINANCIAL STATEMENTS as of August 31, 2014 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. The Fund did not enter into any purchased OTC options during the period ended August 31, 2014.

The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of August 31, 2014, the total value of written OTC call options subject to Master Agreements in a liability position was $2,613,098. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its open written OTC call options at period end. There were no credit events for period ended August 31, 2014 that triggered any credit related contingent features.

H. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

The Fund generates premiums and seeks gains by writing options on ETFs or indexes on a portion of the value of the equity portfolio. Please refer to Note 7 for the volume of written OTC call option activity during the period ended August 31, 2014.

I. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

14

NOTES TO FINANCIAL STATEMENTS as of August 31, 2014 (Unaudited) (continued)

NOTE 3 — INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments for the period ended August 31, 2014, excluding short-term securities, were $110,963,933 and $131,683,593, respectively.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensates the Investment Adviser with a fee, payable monthly, based on an annual rate of 1.00% of the Fund’s average daily managed assets. For the purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2014, there were no preferred shares outstanding.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

The Administrator provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from the Fund a fee based on an annual rate of 0.10% of the Fund’s average daily managed assets.

NOTE 5 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to 1.25% of average daily managed assets.

The Investment Adviser may at a later date recoup from the Fund fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of August 31, 2014, there are no amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser.

The Expense Limitation Agreement is contractual through March 1, 2015 and shall renew automatically for one-year terms unless: (i) the Investment Adviser provides 90 days written notice of its termination and such termination is approved by the Board; or (ii) the Management Agreement has been terminated.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the “notional” funds selected by the trustee. The Fund purchases shares of the “notional” funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — TRANSACTIONS IN WRITTEN OPTIONS

	Number of Contracts	Premiums Received
Balance at 02/28/14	2,477,140	$2,005,632
Options Written	14,265,242	10,434,247
Options Expired	(1,722,828)	(1,398,670)
Options Exercised	—	—
Options Terminated in Closing Purchase Transactions	(12,665,315)	(9,097,465)
Balance at 8/31/2014	2,354,239	$1,943,744

NOTE 8 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s Prospectus and/or the Statement of Additional Information.

15

NOTES TO FINANCIAL STATEMENTS as of August 31, 2014 (Unaudited) (continued)

NOTE 8 — CONCENTRATION OF INVESTMENT RISKS (continued)

Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and securities issued by companies located in countries with emerging markets. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets.

Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

Infrastructure-Related Investment. Because the Fund invests in infrastructure companies, it has greater exposure to potentially adverse economic, regulatory, political and other changes affecting such companies. Infrastructure companies are subject to a variety of factors that may adversely affect their business or operations including interest rates and costs in connection with capital construction projects, costs associated with environmental and other regulations, the effects of economic slowdowns, surplus capacity, increased competition from other suppliers of services, uncertainties concerning the availability of necessary fuels, energy costs, the effects of energy conservation policies and other factors.

Industrials Sector. The industrials sector can be significantly affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, the supply of and demand for specific industrial and energy products or services, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition. Furthermore, a company in the industrials sector can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Materials Sector. The materials sector can be significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition. At times, worldwide production of materials has exceeded demand as a result of over-building or economic downturns, which has led to commodity price declines and unit price reductions. Companies in the materials industries can also be adversely affected by liability for environmental damage, depletion of resources, mandated expenditures for safety and pollution control, labor relations, and government regulations.

NOTE 9 — CAPITAL SHARES

There was no capital share activity during the six months ended August 31, 2014, and during the year ended February 28, 2014.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2014. The tax composition of dividends and distributions as of the Fund’s most recent tax year-end was as follows:

Tax Year Ended December 31, 2013
Ordinary Income	Long-term Capital Gain	Return of Capital
$5,734,961	$4,027,571	$22,321,568

16

NOTES TO FINANCIAL STATEMENTS as of August 31, 2014 (Unaudited) (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings as of the tax year ended December 31, 2013 were:

Unrealized Appreciation/ (Depreciation)
$81,717,590

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is the Fund’s initial tax year of 2010.

As of August 31, 2014, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 11 — RESTRUCTURING PLAN

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March 2014 and September 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and Sub-Adviser provide services to the Fund. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Fund, as applicable, in connection with the IPO. Shareholders of the Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Investment Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Investment Adviser and certain affiliated entities that provide services to the Fund, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the loss of access to the resources of ING Groep by the Investment Adviser and certain affiliated entities that provide services to the Fund, which could adversely affect their businesses. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Investment Adviser and its affiliates. Currently, the

17

NOTES TO FINANCIAL STATEMENTS as of August 31, 2014 (Unaudited) (continued)

NOTE 11 — RESTRUCTURING PLAN (continued)

Investment Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Fund and its operation.

NOTE 12 — SUBSEQUENT EVENTS

Dividends: Subsequent to August 31, 2014, the Fund made a distribution of:

Per Share Amount	Declaration Date	Payable Date	Record Date
$0.405	9/15/2014	10/15/2014	10/3/2014

Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the quarterly distribution payments made by the Fund may constitute a return of capital.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

18

Voya Infrastructure, Industrials and Materials Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of August 31, 2014 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.2%
		Australia: 3.6%
306,562		BHP Billiton Ltd.	$10,571,749	2.8
843,611		Other Securities	3,295,281	0.8
			13,867,030	3.6
		Brazil: 1.5%
316,450		Other Securities	5,841,352	1.5
		Canada: 1.0%
161,000		Teck Cominco Ltd. - Class B	3,661,140	1.0
		Chile: 0.8%
175,400		Other Securities	2,966,014	0.8
		China: 4.5%
101,100		China Mobile Ltd. ADR	6,296,508	1.6
3,811,000		China Railway Construction Corp. Ltd.	3,647,645	1.0
253,100		China Unicom Hong Kong Ltd. ADR	4,487,463	1.2
1,718,639		Other Securities	2,868,870	0.7
			17,300,486	4.5
		Finland: 1.4%
218,036		Fortum OYJ	5,477,474	1.4
		France: 3.5%
40,224		Air Liquide	5,141,923	1.4
106,459	@	Alstom	3,771,133	1.0
229,659		Suez Environnement S.A.	4,235,846	1.1
			13,148,902	3.5
		Germany: 6.1%
62,609		BASF AG	6,454,614	1.7
162,800		Deutsche Post AG	5,337,600	1.4
67,421		Siemens AG	8,452,011	2.2
68,588		Other Securities	2,872,835	0.8
			23,117,060	6.1
		India: 1.6%
1,410,548		Other Securities	6,222,310	1.6
		Italy: 1.3%
950,937		Enel S.p.A.	5,036,829	1.3
		Japan: 6.4%
828,000		Hitachi Ltd.	6,274,830	1.6
281,300		Komatsu Ltd.	6,349,232	1.7
101,300		Omron Corp.	4,397,888	1.2
62,000		Shin-Etsu Chemical Co., Ltd.	3,851,240	1.0
197,200		Other Securities	3,428,484	0.9
			24,301,674	6.4

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Netherlands: 5.2%
306,600		ArcelorMittal	$4,464,096	1.2
68,443		Airbus Group NV	4,211,529	1.1
67,700	@	LyondellBasell Industries NV - Class A	7,741,495	2.0
53,000		Other Securities	3,541,031	0.9
			19,958,151	5.2
		Norway: 1.3%
210,226		Telenor ASA	4,829,132	1.3
		South Africa: 1.1%
178,231		MTN Group Ltd.	4,031,663	1.1
		Sweden: 3.1%
49,400	@	Millicom International Cellular SA	4,423,029	1.2
323,157		Volvo AB - B Shares	3,863,675	1.0
148,725		Other Securities	3,433,907	0.9
			11,720,611	3.1
		Switzerland: 2.1%
12,951		Syngenta AG	4,651,534	1.2
58,807		Other Securities	3,164,979	0.9
			7,816,513	2.1
		United Kingdom: 5.8%
571,240		BAE Systems PLC	4,227,169	1.1
150,900	@	Noble Corp. PLC	4,294,614	1.1
1,296,450		Vodafone Group PLC	4,455,709	1.2
84,961		Weir Group PLC	3,730,360	1.0
631,954		Other Securities	5,211,502	1.4
			21,919,354	5.8
		United States: 46.9%
85,200		Ametek, Inc.	4,510,488	1.2
65,600		Caterpillar, Inc.	7,154,992	1.9
249,900		CenterPoint Energy, Inc.	6,207,516	1.6
80,900		DTE Energy Co.	6,330,425	1.7
50,800		Fluor Corp.	3,753,612	1.0
161,100		Freeport-McMoRan, Inc.	5,859,207	1.5
56,400		General Dynamics Corp.	6,951,300	1.8
238,500		General Electric Co.	6,196,230	1.6
79,300		Honeywell International, Inc.	7,551,739	2.0
50,400		JB Hunt Transport Services, Inc.	3,807,720	1.0
49,900		Kansas City Southern	5,756,464	1.5
187,000		KBR, Inc.	4,117,740	1.1
53,800		Lincoln Electric Holdings, Inc.	3,825,180	1.0

See Accompanying Notes to Financial Statements

19

Voya Infrastructure, Industrials and Materials Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of August 31, 2014 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United States (continued)
35,900		Lockheed Martin Corp.	$6,246,600	1.6
548,000		Mueller Water Products, Inc.	5,058,040	1.3
79,700		National Oilwell Varco, Inc.	6,888,471	1.8
72,900	@	Old Dominion Freight Line	4,860,243	1.3
48,900		Pall Corp.	4,125,693	1.1
54,700		Parker Hannifin Corp.	6,317,850	1.7
116,300		Patterson-UTI Energy, Inc.	4,017,002	1.0
100,900	@	Quanta Services, Inc.	3,666,706	1.0
38,100		Roper Industries, Inc.	5,736,336	1.5
59,100		Schlumberger Ltd.	6,479,724	1.7
65,600	@	TE Connectivity Ltd.	4,111,808	1.1
29,800		TransDigm Group, Inc.	5,602,102	1.5
125,600	@	Trimble Navigation Ltd.	4,177,456	1.1
91,400		UGI Corp.	4,842,372	1.3
78,200		Union Pacific Corp.	8,232,114	2.2
491,310		Other Securities	26,039,283	6.8
			178,424,413	46.9
		Total Common Stock (Cost $303,028,495)	369,640,108	97.2
PREFERRED STOCK: 0.8%
		Brazil: 0.8%
350,178		Other Securities	2,986,329	0.8
		Total Preferred Stock (Cost $2,216,731)	2,986,329	0.8
		Total Long-Term Investments (Cost $305,245,226)	372,626,437	98.0
SHORT-TERM INVESTMENTS: 2.4%
		Mutual Funds: 2.4%
8,951,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $8,951,000)	8,951,000	2.4
		Total Short-Term Investments (Cost $8,951,000)	8,951,000	2.4
		Total Investments in Securities (Cost $314,196,226)	$381,577,437	100.4
		Liabilities in Excess of Other Assets	(1,544,261)	(0.4)
		Net Assets	$380,033,176	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of August 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of August 31, 2014.

@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $314,596,728.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$78,342,132
Gross Unrealized Depreciation	(11,361,423)
Net Unrealized Appreciation	$66,980,709

Industry Diversification	Percentage of Net Assets
Machinery	10.9%
Materials	9.8
Aerospace & Defense	8.0
Industrials	7.2
Electrical Equipment	6.1
Road & Rail	6.0
Construction & Engineering	5.0
Energy Equipment & Services	4.5
Multi-Utilities	4.4
Wireless Telecommunication Services	4.0
Industrial Conglomerates	3.8
Electronic Equipment, Instruments & Components	3.8
Chemicals	2.9
Electric Utilities	2.9
Metals & Mining	2.7
Telecommunications	2.4
Diversified Telecommunication Services	2.0
Utilities	1.4
Air Freight & Logistics	1.4
Gas Utilities	1.3
Electronics	1.2
Oil & Gas Drilling	1.1
Diversified Metals & Mining	1.0
Information Technology	0.9
Oil & Gas Equipment & Services	0.9
Environmental Control	0.8
Trading Companies & Distributors	0.9
Electric	0.7
Short-Term Investments	2.4
Liabilities in Excess of Other Assets	(0.4)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

20

Voya Infrastructure, Industrials and Materials Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of August 31, 2014 (Unaudited) (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of August 31, 2014 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2014
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$13,867,030	$—	$13,867,030
Brazil	5,841,352	—	—	5,841,352
Canada	3,661,140	—	—	3,661,140
Chile	2,966,014	—	—	2,966,014
China	10,783,971	6,516,515	—	17,300,486
Finland	—	5,477,474	—	5,477,474
France	—	13,148,902	—	13,148,902
Germany	—	23,117,060	—	23,117,060
India	—	6,222,310	—	6,222,310
Italy	—	5,036,829	—	5,036,829
Japan	—	24,301,674	—	24,301,674
Netherlands	12,205,591	7,752,560	—	19,958,151
Norway	—	4,829,132	—	4,829,132
South Africa	—	4,031,663	—	4,031,663
Sweden	4,423,029	7,297,582	—	11,720,611
Switzerland	—	7,816,513	—	7,816,513
United Kingdom	4,294,614	17,624,740	—	21,919,354
United States	175,308,091	3,116,322	—	178,424,413
Total Common Stock	219,483,802	150,156,306	—	369,640,108
Preferred Stock	2,986,329	—	—	2,986,329
Short-Term Investments	8,951,000	—	—	8,951,000
Total Investments, at fair value	$231,421,131	$150,156,306	$—	$381,577,437
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(2,613,098)	$—	$(2,613,098)
Total Liabilities	$—	$(2,613,098)	$—	$(2,613,098)

(1)	For the period ended August 31, 2014, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At August 31, 2014, securities valued at $6,109,390 were transferred from Level 1 to Level 2 within the fair value hierarchy.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

21

Voya Infrastructure, Industrials and Materials Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of August 31, 2014 (Unaudited) (continued)

Voya Infrastructure, Industrials and Materials Fund Written OTC Options on August 31, 2014:

Number of Contracts	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options on Indices
722,641	Citigroup, Inc.	Call on Industrial Select Sector SPDR® Fund	53.000 USD	09/18/14	$565,322	$(920,387)
775,494	UBS AG	Call on iShares MSCI EAFE Index Fund	66.190 USD	09/18/14	728,887	(866,086)
364,777	UBS AG	Call on iShares MSCI Emerging Markets Index Fund	44.630 USD	09/18/14	306,048	(289,002)
491,327	Goldman Sachs & Co.	Call on Materials Select Sector SPDR® Fund	49.580 USD	09/18/14	343,487	(537,623)
Total Written OTC Options					$1,943,744	$(2,613,098)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of August 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$2,613,098
Total Liability Derivatives		$2,613,098

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended August 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$(412,819)
Total	$(412,819)

Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$115,019
Total	$115,019

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at August 31, 2014:

	Citigroup, Inc.	Goldman Sachs & Co.	UBS AG	Totals
Liabilities:
Written options	$920,387	$537,623	$1,155,088	$2,613,098
Total Liabilities	$920,387	$537,623	$1,155,088	$2,613,098
Net OTC derivative instruments by counterparty, at fair value	$(920,387)	$(537,623)	$(1,155,088)	$(2,613,098)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—
Net Exposure(1)	$(920,387)	$(537,623)	$(1,155,088)	$(2,613,098)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

22

Voya Infrastructure, Industrials and Materials Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of August 31, 2014 (Unaudited) (continued)

Supplemental Option Information

Supplemental Call Option Statistics as of August 31, 2014:
% of Total Net Assets against which calls written	34.85%
Average Days to Expiration at time written	35 days
Average Call Moneyness* at time written	ATM
Premiums received for calls	$1,943,744
Value of calls	$(2,613,098)

*	“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

23

SHAREHOLDER MEETING INFORMATION (Unaudited)

An annual shareholder meeting of Voya Infrastructure, Industrials and Materials Fund was held July 2, 2014, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1  To elect four nominees to the Board of Trustees of each Fund.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Infrastructure, Industrials and Materials Fund
J. Michael Earley	1*	16,300,615.000	1,116,153.000	0.000	0.000	17,416,768.000
Patrick W. Kenny	1*	16,245,110.000	1,171,658.000	0.000	0.000	17,416,768.000
Roger B. Vincent	1*	16,242,556.000	1,174,212.000	0.000	0.000	17,416,768.000
Shaun P. Mathews	1*	12,890,564.000	4,526,204.00	0.000	0.000	17,416,768.000

*	Proposal Passed

24

ADDITIONAL INFORMATION (Unaudited)

During the reporting period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund.

The Fund may lend portfolio securities in an amount equal to up to 33 1∕3% of its managed assets to broker dealers or other institutional borrowers, in exchange for cash collateral and fees. The fund may use the cash collateral in connection with the Fund’s investment program as approved by the Investment Adviser, including generating cash to cover collateral posting requirements. Although the Fund has no current intention to do so, it may use the cash collateral to generate additional income. The use of cash collateral in connection with the Fund’s investment program may have a leveraging effect on the Fund, which would increase the volatility of the Fund and could reduce its returns and/or cause a loss.

The Fund intends to engage in lending portfolio securities only when such lending is secured by cash or other permissible collateral in an amount at least equal to the market value of the securities loaned. The Fund will maintain cash, cash equivalents or liquid securities holdings in an amount sufficient to cover its repayment obligation with respect to the collateral, marked to market on a daily basis.

Securities lending involves the risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Sub-Adviser to be at least investment grade. The financial condition of the borrower will be monitored by the Investment Adviser on an ongoing basis. The Fund will not lend portfolio securities subject to a written American style covered call option contract. The Fund may lend portfolio securities subject to a written European style covered call option contract as long as the lending period is less than or equal to the term of the covered call option contract.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

The Fund pays quarterly Dividends. Therefore, the period during which Open-Market Purchases can be made will

25

ADDITIONAL INFORMATION (Unaudited) (continued)

exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.

KEY FINANCIAL DATES — CALENDAR 2014 DISTRIBUTIONS:

Declaration Date	Ex Date	Record Date	Payable Date
17-Mar-14	1-Apr-14	3-Apr-14	15-Apr-14
16-Jun-14	1-Jul-14	3-Jul-14	15-Jul-14
15-Sep-14	1-Oct-14	3-Oct-14	15-Oct-14
15-Dec-14	29-Dec-14	31-Dec-14	15-Jan-15

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IDE).

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The number of record holders of Common Stock as of August 31, 2014 was 6, which does not include approximately 12,039 beneficial owners of shares held in the name of brokers of other nominees.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on August 1, 2014 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

26

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Investment Adviser	Custodian
Voya Investments, LLC	The Bank of New York Mellon
7337 East Doubletree Ranch Road, Suite 100	One Wall Street
Scottsdale, Arizona 85258	New York, New York 10286

Administrator	Legal Counsel
Voya Funds Services, LLC	Dechert LLP
7337 East Doubletree Ranch Road, Suite 100	1900 K Street, N.W.
Scottsdale, Arizona 85258	Washington, D.C. 20006

Transfer Agent
Computershare Shareowner Services LLC
480 Washington Boulevard
Jersey City, New Jersey 07310-1900

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com

SAR-UIDE         (0814-102414)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Voya Infrastructure, Industrials and Materials Fund	PORTFOLIO OF INVESTMENTS as of August 31, 2014 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.2%
		Australia: 3.6%
306,562		BHP Billiton Ltd.	10,571,749	2.8
843,611		Fortescue Metals Group Ltd.	3,295,281	0.8
			13,867,030	3.6

		Brazil: 1.5%
74,600		Embraer SA ADR	2,890,750	0.7
241,850		Weg S.A.	2,950,602	0.8
			5,841,352	1.5

		Canada: 1.0%
161,000		Teck Cominco Ltd. - Class B	3,661,140	1.0

		Chile: 0.8%
175,400		Enersis SA ADR	2,966,014	0.8

		China: 4.5%
101,100		China Mobile Ltd. ADR	6,296,508	1.6
3,811,000		China Railway Construction Corp. Ltd.	3,647,645	1.0
253,100		China Unicom Hong Kong Ltd. ADR	4,487,463	1.2
1,718,639		Dongfang Electrical Machinery Co., Ltd.	2,868,870	0.7
			17,300,486	4.5

		Finland: 1.4%
218,036		Fortum OYJ	5,477,474	1.4

		France: 3.5%
40,224		Air Liquide	5,141,923	1.4
106,459	@	Alstom	3,771,133	1.0
229,659		Suez Environnement S.A.	4,235,846	1.1
			13,148,902	3.5

		Germany: 6.1%
62,609		BASF AG	6,454,614	1.7
162,800		Deutsche Post AG	5,337,600	1.4
68,588	@	Osram Licht AG	2,872,835	0.8
67,421		Siemens AG	8,452,011	2.2
			23,117,060	6.1

		India: 1.6%
139,123		Larsen & Toubro Ltd.	3,509,411	0.9
1,271,425		Power Grid Corp. of India Ltd.	2,712,899	0.7
			6,222,310	1.6

		Italy: 1.3%
950,937		Enel S.p.A.	5,036,829	1.3

		Japan: 6.4%
828,000		Hitachi Ltd.	6,274,830	1.6
197,200		JSR Corp.	3,428,484	0.9
281,300		Komatsu Ltd.	6,349,232	1.7
101,300		Omron Corp.	4,397,888	1.2
62,000		Shin-Etsu Chemical Co., Ltd.	3,851,240	1.0
			24,301,674	6.4

		Netherlands: 5.2%
306,600		ArcelorMittal	4,464,096	1.2
68,443		Airbus Group NV	4,211,529	1.1
53,000		Koninklijke DSM NV	3,541,031	0.9
67,700	@	LyondellBasell Industries NV - Class A	7,741,495	2.0
			19,958,151	5.2

		Norway: 1.3%
210,226		Telenor ASA	4,829,132	1.3

		South Africa: 1.1%
178,231		MTN Group Ltd.	4,031,663	1.1

		Sweden: 3.1%
49,400	@	Millicom International Cellular SA	4,423,029	1.2
148,725		SKF AB - B Shares	3,433,907	0.9
323,157		Volvo AB - B Shares	3,863,675	1.0
			11,720,611	3.1

		Switzerland: 2.1%
12,951		Syngenta AG	4,651,534	1.2
58,807		Wolseley PLC	3,164,979	0.9
			7,816,513	2.1

		United Kingdom: 5.8%
571,240		BAE Systems PLC	4,227,169	1.1
338,904		CNH Industrial NV	2,948,503	0.8
150,900	@	Noble Corp. PLC	4,294,614	1.1
293,050		Vesuvius PLC	2,262,999	0.6
1,296,450		Vodafone Group PLC	4,455,709	1.2
84,961		Weir Group PLC	3,730,360	1.0
			21,919,354	5.8

		United States: 46.9%
26,700		Acuity Brands, Inc.	3,307,596	0.9
85,200		Ametek, Inc.	4,510,488	1.2
39,400		Anixter International, Inc.	3,515,662	0.9
46,700	@	Cameron International Corp.	3,471,211	0.9
65,600		Caterpillar, Inc.	7,154,992	1.9
249,900		CenterPoint Energy, Inc.	6,207,516	1.6
78,400		Donaldson Co., Inc.	3,281,824	0.9
80,900		DTE Energy Co.	6,330,425	1.7
50,800		Fluor Corp.	3,753,612	1.0
161,100		Freeport-McMoRan, Inc.	5,859,207	1.5
56,400		General Dynamics Corp.	6,951,300	1.8
238,500		General Electric Co.	6,196,230	1.6
79,300		Honeywell International, Inc.	7,551,739	2.0
50,400		JB Hunt Transport Services, Inc.	3,807,720	1.0
49,900		Kansas City Southern	5,756,464	1.5
187,000		KBR, Inc.	4,117,740	1.1
53,800		Lincoln Electric Holdings, Inc.	3,825,180	1.0

See Accompanying Notes to Financial Statements

1

Voya Infrastructure, Industrials and Materials Fund	PORTFOLIO OF INVESTMENTS as of August 31, 2014 (Unaudited) (continued)

35,900	Lockheed Martin Corp.	6,246,600	1.6
95,700	Manitowoc Co., Inc.	2,815,494	0.7
548,000	Mueller Water Products, Inc.	5,058,040	1.3
79,700	National Oilwell Varco, Inc.	6,888,471	1.8
72,900	@ Old Dominion Freight Line	4,860,243	1.3
67,200	Oshkosh Truck Corp.	3,338,496	0.9
48,900	Pall Corp.	4,125,693	1.1
54,700	Parker Hannifin Corp.	6,317,850	1.7
116,300	Patterson-UTI Energy, Inc.	4,017,002	1.0
100,900	@ Quanta Services, Inc.	3,666,706	1.0
38,100	Roper Industries, Inc.	5,736,336	1.5
59,100	Schlumberger Ltd.	6,479,724	1.7
65,600	@ TE Connectivity Ltd.	4,111,808	1.1
29,800	TransDigm Group, Inc.	5,602,102	1.5
125,600	@ Trimble Navigation Ltd.	4,177,456	1.1
91,400	UGI Corp.	4,842,372	1.3
78,200	Union Pacific Corp.	8,232,114	2.2
74,700	US Ecology, Inc.	3,192,678	0.8
62,510	Verizon Communications, Inc. - VZC	3,116,322	0.8
		178,424,413	46.9

	Total Common Stock
	(Cost $303,028,495)	369,640,108	97.2

PREFERRED STOCK: 0.8%
	Brazil: 0.8%
350,178	Cia Energetica de Minas Gerais	2,986,329	0.8

	Total Preferred Stock
	(Cost $2,216,731)	2,986,329	0.8

	Total Long-Term Investments
	(Cost $305,245,226)	372,626,437	98.0

SHORT-TERM INVESTMENTS: 2.4%
	Mutual Funds: 2.4%
8,951,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $8,951,000)	8,951,000	2.4

	Total Short-Term Investments
	(Cost $8,951,000)	8,951,000	2.4

	Total Investments in Securities (Cost $314,196,226)	$381,577,437	100.4
	Liabilities in Excess of Other Assets	(1,544,261)	(0.4)
	Net Assets	$380,033,176	100.0

††	Rate shown is the 7-day yield as of August 31, 2014.
@	Non-income producing security

ADR	American Depositary Receipt
Cost for federal income tax purposes is $314,596,728.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$78,342,132
Gross Unrealized Depreciation	(11,361,423)

Net Unrealized Appreciation	$66,980,709

Industry Diversification	Percentage of Net Assets
Machinery	10.9%
Materials	9.8
Aerospace & Defense	8.0
Industrials	7.2
Electrical Equipment	6.1
Road & Rail	6.0
Construction & Engineering	5.0
Energy Equipment & Services	4.5
Multi-Utilities	4.4
Wireless Telecommunication Services	4.0
Industrial Conglomerates	3.8
Electronic Equipment, Instruments & Components	3.8
Chemicals	2.9
Electric Utilities	2.9
Metals & Mining	2.7
Telecommunications	2.4
Diversified Telecommunication Services	2.0
Utilities	1.4
Air Freight & Logistics	1.4
Gas Utilities	1.3
Electronics	1.2
Oil & Gas Drilling	1.1
Diversified Metals & Mining	1.0
Information Technology	0.9
Oil & Gas Equipment & Services	0.9
Environmental Control	0.8
Trading Companies & Distributors	0.9
Electric	0.7
Short-Term Investments	2.4
Liabilities in Excess of Other Assets	(0.4)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

2

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) The Code of Ethics is not required for the semi-annual filing.

(a) (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a) (3) Not required for semi-annual filing.

(b) The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Infrastructure, Industrials and Materials

By:	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 6, 2014

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: November 6, 2014